Variable Annuities Issued by Minnesota Life

Supplement dated April 29, 2022 to the following booklet dated April 29, 2022:

•  Megannuity/MultiOption® Variable Annuity

Effective August 1, 2021, the SFT IvySM Small Cap Growth Fund changed its name to SFT Delaware IvySM Small Cap Growth Fund, and the SFT IvySM Growth Fund changed its name to SFT Delaware IvySM Growth Fund. All references to SFT IvySM Small Cap Growth Fund are now replaced with SFT Delaware IvySM Small Cap Growth Fund, and all references to SFT IvySM Growth Fund are now replaced with SFT Delaware IvySM Growth Fund.

Effective January 1, 2022, Janus Capital Management LLC changed its name to Janus Henderson Investors US LLC. All references to Janus Capital Management LLC are now replaced with Janus Henderson Investors US LLC.

Please retain this supplement for future reference